Fees Summary	Oct. 09, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 166.44
Total Fee Amount	166.44
Total Transaction Valuation	1,087,121.00
Total Offset Amount	0.00
Net Fee	$ 0.00